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                               SCI SYSTEMS, INC.
                                P. O. BOX 1000
                             HUNTSVILLE, AL 35805
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                           Shareholder Address Line 1
                           Shareholder Address Line 2
                           Shareholder Address Line 3
                           Shareholder Address Line 4
                           Shareholder Address Line 5
                           Shareholder Address Line 6

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                               VOTE  BY TELEPHONE
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Have your proxy card available when you call the TOLL-FREE NUMBER 1-800-250-9081 using a touch-tone telephone. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

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                               VOTE  BY INTERNET
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Have your proxy card available when you access the website
http://www.votefast.com. You will be prompted to enter your Control Number and then you can follow the simple prompts that will be presented to you to record your vote.

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                                 VOTE  BY MAIL
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Please mark, sign and date your proxy card and return it in the POSTAGE-PAID
ENVELOPE provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

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                               VOTE BY TELEPHONE

                             Call TOLL-FREE using a

                             touch-tone telephone:

                                 1-800-250-9081
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                                VOTE BY INTERNET

                             Access the Website and

                                cast your vote:

                            http://www.votefast.com
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                                  VOTE BY MAIL

                               Return your proxy

                              in the postage-paid

                               envelope provided.
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                      VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

YOUR CONTROL NUMBER IS:  CONTROL NUMBER


          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
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PROXY                           SCI SYSTEMS, INC.                          PROXY
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  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
            MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2001.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES (OR, IN THE CASE OF A VOTING PLAN, WILL BE VOTED AT THE DISCRETION OF THE PLAN TRUSTEE OR ADMINISTRATOR) UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

THE BOARD OF DIRECTORS OF SCI RECOMMENDS A VOTE FOR PROPOSAL 1.

1. To approve and adopt the amended and restated Agreement and Plan of Reorganization, dated as of July 13, 2001 among Sanmina Corporation, SCI and Sun Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Sanmina Corporation and to approve the merger of Sun Acquisition Subsidiary, Inc., with and into SCI, as described in the accompanying joint proxy statement/prospectus. In the merger, each issued and outstanding share of SCI common stock will be converted into the right to receive 1.36 shares of Sanmina Corporation common stock.

               [ ]  FOR         [ ]  AGAINST        [ ]  ABSTAIN

2. To transact such other business as may properly come before or incident to the conduct of the Special Meeting.

     Control Number                     Description 1       Shares 1
                                        Description 2       Shares 2

     Shareholder Address Line 1
     Shareholder Address Line 2
     Shareholder Address Line 3
     Shareholder Address Line 4
     Shareholder Address Line 5
     Shareholder Address Line 6

                               -----------------------------------------------
                               Signature(s)

                               -----------------------------------------------
                               Signature(s)

                               Date: _________________________________, 2001

                               Note: Please sign this proxy card exactly as
                               your name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenant or as community property, both should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If stockholder is a partnership, please sign full partnership name by an authorized officer.
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                            YOUR VOTE IS IMPORTANT!

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so that your shares may be represented at the Meeting. If you vote by telephone or internet, it is not necessary to return this proxy card.


           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
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PROXY                          SCI SYSTEMS, INC.                           PROXY
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The undersigned stockholders of SCI Systems, Inc. ("SCI"), revoking all proxies, hereby constitutes and appoints A. Eugene Sapp, Jr. and James E. Moylan, Jr. and each of them, as proxies with full power of substitution to attend the Special Meeting of Stockholders of SCI at 8:00 a.m. (Pacific Time) on December 6, 2001 at the Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, CA 94104 and at any adjournments or postponements thereof (the "Special Meeting"), and to vote the number of shares of Common Stock of SCI the undersigned would be entitled to vote if personally present at the Special Meeting on the matters set forth herein. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the joint proxy statement/prospectus relating to the Special Meeting and hereby instructs said proxies to vote or refrain from voting such shares of SCI common stock as marked on the reverse side of this proxy card upon the matters listed hereon.

If shares of SCI Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such plans, "Voting Plans"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of SCI Common Stock in the undersigned's name and/or account under such plan in accordance with the instructions given herein, at the Special Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Special Meeting, including but not limited to the matters listed hereon.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or internet voting set forth on the reverse side.

  IF NO BOX IS MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)